EARNINGS PER SHARE AND DIVIDEND PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
EARNINGS PER SHARE AND DIVIDEND PER SHARE
Schedule of earnings per share

	2020	2019	2018
EARNINGS PER SHARE

Net profit/(loss) for the year (USDm)	88.1	166.0	(34.8)

Million shares
Weighted average number of shares	74.8	74.3	73.4
Weighted average number of treasury shares	(0.5)	(0.3)	(0.3)

Weighted average number of shares outstanding	74.3	74.0	73.1
Dilutive effect of outstanding share options	-	0.0	—
Weighted average number of shares outstanding incl. dilutive effect of share options	74.3	74.0	73.1

Basic earnings/(loss) per share (USD)	1.19	2.24	(0.48)

Diluted earnings/(loss) per share (USD)	1.19	2.24	(0.48)

Schedule of dividend per share

	2020	2019	2018
DIVIDEND PER SHARE

Dividend for the year (USDm)	63.2	7.4	—

Number of shares, end of period (million)	74.9	74.7	74.2
Dividend per share	0.85	0.10	—